Exhibit 99.2

Supplemental Information
Third Quarter 2002

October 15, 2002

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Results Overview

•	Diluted EPS of $1.45, up 4% from prior quarter and 6% over the third quarter of 2001, excluding prior year goodwill amortization expense and business exit charges.

•	Consumer and Commercial Banking revenue grew 7% over the prior quarter and 11% over the third quarter of 2001.

•	Consumer revenue strength included solid growth in net interest income as well as fee growth in mortgage, card and account service charge revenue.

•	Steady deposit growth continues as a result of material improvements in customer satisfaction from quality and productivity initiatives as well as new account growth.

•
Our market sensitive businesses, Global Corporate and Investment Banking, Asset Management and Equity Investments, experienced revenue declines of 18% from the prior quarter due to the continued weak market conditions.

•	Net charge-offs declined from the prior quarter level as well as the third quarter 2001 level.

•	Nonperforming assets rose 4% from prior quarter.

Bank of America Corporation

Consolidated Financial Highlights

	Year-to-Date 2002	Year-to-Date 2001	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001
	(Dollars in millions, except per share information; shares in thousands)
Income statement
Total revenue	$25,690	$25,823	$8,522	$8,575	$8,593	$8,815	$8,633
Provision for credit losses	2,532	2,886	804	888	840	1,401	1,251
Gains on sales of securities	326	82	189	93	44	393	97
Business exit costs	—	1,305	—	—	—	—	1,305
Other noninterest expense	13,604	14,081	4,620	4,490	4,494	5,324	4,606
Income tax expense	3,245	2,899	1,052	1,069	1,124	426	727
Net income	6,635	4,734	2,235	2,221	2,179	2,057	841
Diluted earnings per common share (1)	4.22	2.90	1.45	1.40	1.38	1.28	0.51
Average diluted common shares outstanding	1,573,203	1,632,928	1,546,347	1,592,250	1,581,848	1,602,886	1,634,063
Cash dividends paid per common share	$1.80	$1.68	$0.60	$0.60	$0.60	$0.60	$0.56

Performance ratios
Return on average assets	1.36%	0.98%	1.33%	1.38%	1.39%	1.25%	0.52%
Return on average common shareholders’ equity	18.71	13.03	19.02	18.47	18.64	16.70	6.78
Efficiency ratio (taxable-equivalent basis)	52.09	59.00	53.19	51.34	51.74	59.80	67.79

Book value per share of common stock	$32.07	$31.66	$32.07	$31.47	$31.15	$31.07	$31.66
Market price per share of common stock:
High for the period	$77.08	$65.54	$71.94	$77.08	$69.61	$64.99	$65.54
Low for the period	57.51	45.00	57.90	66.82	57.51	52.10	50.25
Closing price	63.80	58.40	63.80	70.36	68.02	62.95	58.40
Market capitalization	95,838	92,396	95,838	106,642	105,058	98,158	92,396
Number of banking centers	4,226	4,259	4,226	4,232	4,246	4,253	4,259
Number of ATM's	12,489	12,986	12,489	12,827	13,161	13,113	12,986
Full-time equivalent employees	134,135	143,824	134,135	135,489	137,240	142,670	143,824

(1)	Includes goodwill amortization of $.29 per share for year-to-date 2001 and $.09 per share in the fourth and third quarters of 2001.

	Year-to-Date 2002	Year-to-Date 2001	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001
	(Dollars in millions, except per share information; shares in thousands)
Supplemental Financial Data
Performance Metrics—Excludes nonrecurring charges (2)
Return on average assets	1.36%	1.23%	1.33%	1.38%	1.39%	1.25%	1.29%
Return on average common shareholders’ equity	18.71	16.48	19.02	18.47	18.64	16.70	16.87
Efficiency ratio (taxable-equivalent basis)	52.09	53.99	53.19	51.34	51.74	59.80	52.82
Shareholder value added	$2,546	$2,293	$880	$834	$832	$793	$824

Taxable-equivalent basis data
Net interest income	$15,974	$15,128	$5,465	$5,262	$5,247	$5,505	$5,290
Total Revenue	26,115	26,078	8,685	8,743	8,687	8,903	8,719
Net interest yield	3.78%	3.59%	3.75%	3.75%	3.85%	3.95%	3.78%

(2)
Excludes nonrecurring charges for provision for credit losses of $395 million and noninterest expense of $1.3 billion, both of which are related to the exit of certain consumer finance businesses in the third quarter of 2001. Noninterest expense charges consisted of goodwill write-offs, auto lease residual charges, real estate servicing asset charges and other transaction costs. The impact of business exit charges on net income for the three months ended September 30, 2001 was $1.25 billion or $0.77 per share (diluted). The impact of business exit charges on net income for the nine months ended September 30, 2001 was $1.25 billion or $0.76 per share (diluted). Nonrecurring charges are charges associated with a one time event that is not reasonably expected to recur in the foreseeable future. The Corporation believes that the exclusion of nonrecurring charges provides a meaningful comparison to results in prior periods and reflects the results of its core operations.

Certain prior period amounts have been reclassified to conform to current period classifications.

Bank of America Corporation

Consolidated Statement of Income

	Year-to - Date 2002	Year-to - Date 2001	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001

	(Dollars in millions, except per share information; shares in thousands)
Interest income
Interest and fees on loan and leases	$16,528	$21,455	$5,553	$5,530	$5,445	$5,824	$6,543
Interest and dividends on securities	2,974	2,631	1,104	924	946	1,075	892
Federal funds sold and securities purchased under agreements to resell	662	1,161	177	270	215	254	321
Trading account assets	2,832	2,712	1,006	948	878	912	930
Other interest income	1,044	1,529	345	312	387	740	636

Total interest income	24,040	29,488	8,185	7,984	7,871	8,805	9,322

Interest expense
Deposits	4,142	7,173	1,414	1,384	1,344	1,713	2,097
Short-term borrowings	1,532	3,467	526	529	477	700	869
Trading account liabilities	971	887	342	344	285	268	285
Long-term debt	1,846	3,088	601	633	612	707	867

Total interest expense	8,491	14,615	2,883	2,890	2,718	3,388	4,118

Net interest income	15,549	14,873	5,302	5,094	5,153	5,417	5,204
Noninterest income
Consumer service charges	2,189	2,120	763	734	692	746	712
Corporate service charges	1,717	1,538	585	565	567	540	528

Total service charges	3,906	3,658	1,348	1,299	1,259	1,286	1,240

Consumer investment and brokerage services	1,174	1,164	373	420	381	382	386
Corporate investment and brokerage services	522	415	174	178	170	151	142

Total investment and brokerage services	1,696	1,579	547	598	551	533	528

Mortgage banking income	545	426	218	135	192	167	109
Investment banking income	1,123	1,106	318	464	341	473	305
Equity investment gains/(losses)	(226)	340	(216)	(36)	26	(49)	22
Card income	1,881	1,792	685	620	576	629	618
Trading account profits (1)	679	1,508	71	263	345	334	433
Other income	537	541	249	138	150	25	174

Total noninterest income	10,141	10,950	3,220	3,481	3,440	3,398	3,429

Total revenue	25,690	25,823	8,522	8,575	8,593	8,815	8,633
Provision for credit losses (2)	2,532	2,886	804	888	840	1,401	1,251
Gains on sales of securities	326	82	189	93	44	393	97
Noninterest expense
Personnel	7,200	7,239	2,368	2,386	2,446	2,590	2,304
Occupancy	1,330	1,309	457	441	432	465	448
Equipment	832	835	291	279	262	280	273
Marketing	550	516	210	170	170	166	165
Professional fees	339	411	126	122	91	153	144
Amortization of intangibles	164	665	54	55	55	213	219
Data processing	726	552	295	226	205	224	175
Telecommunications	361	368	119	123	119	116	121
Business exit costs (2)	—	1,305	—	—	—	—	1,305
Other general operating	2,102	2,186	700	688	714	1,117	757

Total noninterest expense	13,604	15,386	4,620	4,490	4,494	5,324	5,911

Income before income taxes	9,880	7,633	3,287	3,290	3,303	2,483	1,568
Income tax expense	3,245	2,899	1,052	1,069	1,124	426	727

Net income	$6,635	$4,734	$2,235	$2,221	$2,179	$2,057	$841

Income available to common shareholders	6,631	4,730	2,233	2,220	2,178	2,056	839

Per common share information
Earnings	4.34	2.95	1.49	1.45	1.41	1.31	0.52

Diluted earnings(3)	4.22	2.90	1.45	1.40	1.38	1.28	0.51

Dividends	1.80	1.68	0.60	0.60	0.60	0.60	0.56

Average common shares issued and outstanding	1,526,946	1,603,340	1,504,017	1,533,783	1,543,471	1,570,083	1,599,692

Average diluted common shares issued and outstanding	1,573,203	1,632,928	1,546,347	1,592,250	1,581,848	1,602,886	1,634,063

(1)
Trading account profits for year-to-date 2001 included the $83 million transition adjustment loss resulting from adoption of Statement of Financial Accounting Standards No.133, “Accounting for Derivative Instruments and Hedging Activities,” on January 1, 2001.

(2)
Results include provision for credit losses of $395 million and noninterest expense of $1.3 billion, both of which are related to the exit of certain consumer finance businesses in the third quarter of 2001.

(3)	Includes goodwill amortization of $.29 per share in year-to-date 2001 and $.09 per share in the fourth and third quarters of 2001.
Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Balance Sheet

	September 30 2002	June 30 2002	September 30 2001
	(Dollars in millions)
Assets
Cash and cash equivalents	$24,469	$21,309	$23,280
Time deposits placed and other short-term investments	6,397	6,307	4,629
Federal funds sold and securities purchased under agreements to resell	40,371	35,449	26,450
Trading account assets	56,907	63,466	53,471
Derivative assets	32,838	24,809	23,816
Securities:
Available-for-sale	88,571	82,143	74,815
Held-to-maturity	1,010	1,020	1,149

Total securities	89,581	83,163	75,964

Loans and leases	341,091	340,394	339,018
Allowance for credit losses	(6,861)	(6,873)	(6,665)

Loans and leases, net of allowance for credit losses	334,230	333,521	332,353

Premises and equipment, net	6,758	6,755	6,372
Mortgage banking assets	2,129	3,404	3,477
Goodwill	11,389	10,950	11,028
Core deposits and other intangibles	1,127	1,184	1,330
Other assets	53,812	48,131	77,935

Total assets	$660,008	$638,448	$640,105

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$116,847	$101,163	$98,881
Interest-bearing	228,174	224,582	215,569
Deposits in foreign offices:
Noninterest-bearing	1,928	1,750	1,854
Interest-bearing	30,466	33,274	43,566

Total deposits	377,415	360,769	359,870

Federal funds purchased and securities sold under agreements to repurchase	61,823	56,678	59,839
Trading account liabilities	26,031	25,751	22,575
Derivative liabilities	23,701	17,800	18,193
Commercial paper	149	1,946	2,544
Other short-term borrowings	34,272	31,027	20,396
Accrued expenses and other liabilities	22,393	32,002	40,369
Long-term debt	59,954	59,181	61,213
Trust preferred securities	6,031	5,530	4,955

Total liabilities	611,769	590,684	589,954

Shareholders’ equity
Preferred stock, $0.01 par value; authorized—100,000,000 shares; issued and outstanding 1,391,749, 1,411,750 and 1,556,979 shares	60	60	67
Common stock, $0.01 par value; authorized—5,000,000,000 shares; issued and outstanding 1,502,161,891, 1,515,667,160 and 1,582,129,416 shares	674	1,499	6,491
Retained earnings	46,870	45,546	41,857
Accumulated other comprehensive income/(loss)	613	660	1,731
Other	22	(1)	5

Total shareholders’ equity	48,239	47,764	50,151

Total liabilities and shareholders’ equity	$660,008	$638,448	$640,105

Bank of America Corporation

Capital Management

	3Q01	4Q01	1Q02	2Q02	3Q02*
	(Dollars in millions)
Tier 1 capital	$41,517	$41,979	$42,078	$41,097	$41,732
Total capital	63,311	64,124	64,158	63,108	63,505
Net risk-weighted assets	522,291	506,020	496,227	508,008	513,085
Tier 1 capital ratio	7.95%	8.30%	8.48%	8.09%	8.13%
Total capital ratio	12.12	12.67	12.93	12.42	12.38
Ending equity / ending assets	7.83	7.80	7.77	7.48	7.31
Ending capital / ending assets	8.61	8.69	8.66	8.35	8.22
Average equity / average assets	7.66	7.50	7.44	7.47	6.97

*	Preliminary

Share Repurchase Program

99 million common shares were repurchased in the first nine months of 2002 as a part of ongoing share repurchase programs. 17 million common shares were repurchased during the third quarter of 2002.

33 million shares remain outstanding under current authorized program.

42 million shares were issued in the first three quarters of 2002 with 3 million shares issued during the third quarter, as part of stock option plans.

Bank of America Corporation

Average Balances and Interest Rates—Taxable-Equivalent Basis

	Third Quarter 2002			Second Quarter 2002			Third Quarter 2001
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
	(Dollars in millions)
Earning assets
Time deposits placed and other short-term investments	$10,396	$63	2.41%	$10,673	$63	2.37%	$5,881	$71	4.84%
Federal funds sold and securities purchased under agreements to resell	40,294	178	1.76	48,426	270	2.23	36,133	321	3.54
Trading account assets	85,129	1,017	4.76	78,113	961	4.93	68,258	937	5.46
Total securities(1)	76,484	1,120	5.85	67,291	939	5.59	58,930	902	6.12
Loans and leases(2)
Commercial—domestic	106,039	1,728	6.47	111,522	1,887	6.78	129,673	2,343	7.17
Commercial—foreign	21,256	206	3.85	21,454	212	3.97	25,267	353	5.54
Commercial real estate—domestic	20,576	265	5.10	21,486	258	4.83	24,132	395	6.50
Commercial real estate—foreign	425	4	3.92	393	5	5.14	366	5	5.78

Total commercial	148,296	2,203	5.90	154,855	2,362	6.12	179,438	3,096	6.85

Residential mortgage	104,590	1,733	6.61	94,726	1,602	6.77	80,526	1,457	7.22
Home equity lines	23,275	314	5.35	22,579	305	5.41	22,115	394	7.06
Direct/Indirect consumer	30,029	530	7.01	30,021	542	7.25	30,670	607	7.85
Consumer finance	10,043	201	7.97	11,053	226	8.20	25,169	505	8.00
Bankcard	22,263	583	10.38	20,402	510	10.01	17,632	493	11.11
Foreign consumer	1,988	19	3.83	2,048	19	3.71	2,176	28	5.28

Total consumer	192,188	3,380	7.00	180,829	3,204	7.10	178,288	3,484	7.78

Total loans and leases	340,484	5,583	6.52	335,684	5,566	6.65	357,726	6,580	7.31

Other earning assets	27,461	387	5.61	22,005	353	6.42	30,180	597	7.89

Total earning assets(3)	580,248	8,348	5.73	562,192	8,152	5.81	557,108	9,408	6.72

Cash and cash equivalents	20,202			21,200			20,753
Other assets, less allowance for credit losses	68,699			63,207			64,323

Total assets	$669,149			$646,599			$642,184

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$22,047	36	0.64	$21,841	34	0.64	$20,076	53	1.04
NOW and money market deposit accounts	132,939	362	1.08	129,856	346	1.07	116,638	588	2.00
Consumer CDs and IRAs	67,179	746	4.40	68,015	764	4.51	73,465	918	4.95
Negotiable CDs, public funds and other time deposits	4,254	51	4.73	4,635	30	2.43	5,085	57	4.44

Total domestic interest-bearing deposits	226,419	1,195	2.09	224,347	1,174	2.10	215,264	1,616	2.98

Foreign interest-bearing deposits(4)
Banks located in foreign countries	17,044	123	2.85	14,048	108	3.10	24,097	257	4.22
Governments and official institutions	2,188	10	1.85	2,449	12	1.89	3,533	35	3.90
Time, savings, and other	18,686	86	1.83	18,860	90	1.91	23,847	189	3.16

Total foreign interest-bearing deposits	37,918	219	2.29	35,357	210	2.38	51,477	481	3.71

Total interest-bearing deposits	264,337	1,414	2.12	259,704	1,384	2.14	266,741	2,097	3.12

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	108,281	526	1.93	97,579	529	2.17	89,042	869	3.87
Trading account liabilities	33,038	342	4.11	31,841	344	4.34	30,913	285	3.66
Long-term debt and trust preferred securities	64,880	601	3.71	65,940	633	3.84	67,267	867	5.15

Total interest-bearing liabilities(3)	470,536	2,883	2.44	455,064	2,890	2.55	453,963	4,118	3.61

Noninterest-bearing sources:
Noninterest-bearing deposits	109,596			106,282			96,587
Other liabilities	42,365			36,979			42,432
Shareholders’ equity	46,652			48,274			49,202

Total liabilities and shareholders’ equity	$669,149			$646,599			$642,184

Net interest spread			3.29			3.26			3.11
Impact of noninterest-bearing sources			0.46			0.49			0.67

Net interest income/yield on earning assets(4)		$5,465	3.75%		$5,262	3.75%		$5,290	3.78%

(1)	The average balance and yield on securities are based on the average of historical amortized cost balances.
(2)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(3)
Interest income includes the impact of interest rate risk management contracts, which increased interest income by $397 million and $509 million in the third and second quarters of 2002 and $284 million in the third quarter of 2001, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which (increased) decreased interest expense by $(69) million and $(65) million in the third and second quarters of 2002 and $31 million in the third quarter of 2001, respectively. These amounts were substantially offset by corresponding decreases (increases) in the interest paid on the underlying liabilities.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Bank of America Corporation

Average Balances and Interest Rates—Taxable-Equivalent Basis

	Year-to-Date 2002			Year-to-Date 2001
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
	(Dollars in millions)
Earning assets
Time deposits placed and other short-term investments	$10,437	$187	2.40%	$6,544	$254	5.20%
Federal funds sold and securities purchased under agreements to resell	44,451	662	1.99	33,980	1,161	4.56
Trading account assets	78,005	2,866	4.91	66,041	2,733	5.52
Total securities(1)	72,450	3,022	5.56	56,637	2,671	6.29
Loans and leases(2)
Commercial—domestic	111,204	5,592	6.72	137,670	7,741	7.52
Commercial—foreign	21,540	644	3.99	27,403	1,287	6.28
Commercial real estate—domestic	21,431	798	4.98	25,131	1,384	7.36
Commercial real estate—foreign	402	13	4.34	339	17	6.67

Total commercial	154,577	7,047	6.09	190,543	10,429	7.32

Residential mortgage	93,559	4,724	6.74	82,519	4,535	7.33
Home equity lines	22,626	913	5.40	21,940	1,285	7.83
Direct/Indirect consumer	30,136	1,623	7.20	30,377	1,883	8.29
Consumer finance	11,069	682	8.22	32,654	1,945	7.94
Bankcard	20,693	1,582	10.22	15,962	1,381	11.57
Foreign consumer	2,043	57	3.75	2,266	108	6.36

Total consumer	180,126	9,581	7.10	185,718	11,137	8.01

Total loans and leases	334,703	16,628	6.64	376,261	21,566	7.66

Other earning assets	23,918	1,100	6.14	22,575	1,358	8.04

Total earning assets(3)	563,964	24,465	5.79	562,038	29,743	7.07

Cash and cash equivalents	21,140			22,327
Other assets, less allowance for credit losses	66,153			64,424

Total assets	$651,257			$648,789

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$21,539	103	0.64	$20,233	171	1.13
NOW and money market deposit accounts	130,025	1,044	1.07	112,263	2,072	2.47
Consumer CDs and IRAs	68,176	2,240	4.39	75,322	2,955	5.24
Negotiable CDs, public funds and other time deposits	4,520	112	3.29	6,068	246	5.42

Total domestic interest-bearing deposits	224,260	3,499	2.09	213,886	5,444	3.40

Foreign interest-bearing deposits(4)
Banks located in foreign countries	15,525	338	2.91	24,283	882	4.86
Governments and official institutions	2,511	36	1.90	3,835	132	4.59
Time, savings, and other	19,051	269	1.89	23,304	715	4.11

Total foreign interest-bearing deposits	37,087	643	2.32	51,422	1,729	4.50

Total interest-bearing deposits	261,347	4,142	2.12	265,308	7,173	3.61

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	97,655	1,532	2.10	94,223	3,467	4.92
Trading account liabilities	31,989	971	4.06	30,019	887	3.95
Long-term debt and trust preferred securities	66,161	1,846	3.72	70,121	3,088	5. 87

Total interest-bearing liabilities(3)	457,152	8,491	2.48	459,671	14,615	4.25

Noninterest-bearing sources:
Noninterest-bearing deposits	106,795			95,485
Other liabilities	39,853			45,036
Shareholders’ equity	47,457			48,597

Total liabilities and shareholders’ equity	$651,257			$648,789

Net interest spread			3.31			2.82
Impact of noninterest-bearing sources			0.47			0.77

Net interest income/yield on earning assets(4)		$15,974	3.78%		$15,128	3.59%

(1)	The average balance and yield on securities are based on the average of historical amortized cost balances.
(2)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(3)
Interest income includes the impact of interest rate risk management contracts, which increased interest income by $1.5 billion and $505 million in 2002 and 2001, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which (increased) decreased interest expense by $(79) million and $103 million in 2002 and 2001, respectively. These amounts were substantially offset by corresponding decreases (increases) in the interest paid on the underlying liabilities.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Bank of America Corporation

Customer Segment View

Net Income
Year-to-date

	2002	2001	% Increase (Decrease)
	(Dollars in millions)
Customer Segments:
Consumer	$2,383	$1,962	21.5%
Premier	396	321	23.4
Private	197	324	(39.2)
Small Business	731	632	15.7
Commercial	1,018	846	20.3
Corporate	1,494	1,521	(1.8)%
Equity Investments	(249)	(17)	n/m
Corporate Other (1)	665	(855)	n/m

Total Net Income	$6,635	$4,734	(1)

(1)
Includes provision for credit losses of $395 million and noninterest expense of $1.3 billion, both of which are related to the exit of certain consumer finance businesses in the third quarter of 2001. The impact of these charges on net income was $1.25 billion.

Bank of America Corporation

Consumer and Commercial Banking Segment Results

	Year-to-Date		Quarterly
	2002	2001	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01	3 Qtr 01
	(Dollars in millions)
Key Measures
Total Revenue*	$16,910	$15,509	$5,902	$5,531	$5,477	$5,549	$5,311
Provision for Credit Losses	1,296	1,046	420	449	427	536	389
Net Income(1)	4,440	3,695	1,580	1,444	1,416	1,257	1,287
Shareholder Value Added	2,920	2,447	1,075	937	908	840	867
Return on Average Equity	32.3%	25.7%	34.6%	31.5%	30.8%	26.2%	26.7%
Efficiency Ratio	50.9	54.3	51.0	50.4	51.1	54.2	53.0

Selected Average Balance
Sheet Components
Total Loans and Leases	$182,715	$177,633	$183,035	$182,863	$182,238	$179,548	$179,194
Total Deposits	280,227	263,602	283,772	280,169	276,663	273,256	266,339
Total Earning Assets	279,296	261,955	285,267	278,199	274,297	270,678	265,232

Period end (in billions)
Mortgage Servicing Portfolio	$278.7	$313.4	$278.7	$287.8	$289.9	$299.1	$313.4
Mortgage Originations
Retail	37.8	29.5	15.3	9.5	13.0	16.8	9.8
Wholesale	18.3	13.8	8.6	4.9	4.8	6.0	4.5
Correspondent	—	10.4	—	—	—	0.1	1.7

Consumer and Commercial Banking Sub-Segment Results

	Year-to-Date		Quarterly
	2002	2001	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01	3 Qtr 01
	(Dollars in millions)
Key Measures
Banking Regions
Total Revenue*	$9,893	$9,200	$3,427	$3,289	$3,177	$3,203	$3,156
Net Income(2)	2,398	1,961	838	815	745	654	702
Shareholder Value Added	1,509	1,334	537	517	455	440	490
Efficiency Ratio	59.4%	62.3%	59.7%	57.6%	60.7%	63.0%	60.9%

Consumer Products
Total Revenue*	$4,425	$3,700	$1,590	$1,396	$1,439	$1,432	$1,266
Net Income(3)	1,184	949	437	350	397	368	316
Shareholder Value Added	923	712	350	263	310	286	234
Efficiency Ratio	38.3%	42.2%	38.0%	40.5%	36.5%	38.4%	41.4%

Commercial Banking
Total Revenue*	$2,592	$2,609	$885	$846	$861	$914	$889
Net Income(4)	858	785	305	279	274	235	269
Shareholder Value Added	488	401	188	157	143	114	143
Efficiency Ratio	39.9%	42.4%	40.6%	39.0%	39.9%	48.3%	41.4%

*	Taxable-equivalent basis

(1)	Includes goodwill amortization of $316 million in year-to-date 2001; $105 million in both the fourth and third quarters of 2001.
(2)	Includes goodwill amortization of $261 million in year-to-date 2001; $87 million in both the fourth and third quarters of 2001.
(3)	Includes goodwill amortization of $21 million in year-to-date 2001; $7 million in both the fourth and third quarters of 2001.
(4)	Includes goodwill amortization of $34 million in year-to-date 2001; $11 million in both the fourth and third quarters of 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with over 4.3 million subscribers. This represents an active customer penetration rate of 30%.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

1.5 million active bill pay users paid over $7 billion worth of bills this quarter. The number of active bill pay users has increased 74% since the beginning of the year, driven by Bank of America's free bill pay promotion.

Currently, nearly 200 companies are presenting over 1.6 million e-bills per quarter.

Bank of America Corporation

Consumer Credit Card Results
Included within Consumer Products

	Year-to-Date		Quarterly
	2002	2001	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01	3 Qtr 01
	(Dollars in millions)
Key Measures

Outstandings:
Held (Period-End)	$23,062	$18,052	$23,062	$21,155	$19,535	$19,884	$18,052
Managed (Period-End)	28,057	25,513	28,057	27,089	26,558	27,185	25,513

Held (Average)	20,693	15,962	22,263	20,402	19,383	18,656	17,632
Managed (Average)	26,997	24,165	27,540	26,902	26,539	26,040	25,310

Managed Income Statement:
Total Revenue	$2,591	$2,244	$925	$821	$845	$835	$794
Provision Expense	1,156	1,030	392	393	371	350	357
Noninterest Expense	717	636	244	239	234	228	216

Net Income Before Taxes	718	578	289	189	240	257	221

Shareholder Value Added (SVA)	$320	$233	$138	$75	$107	$109	$94

Credit Quality:
Charge-off $:
Held	$795	$464	$285	$269	$241	$208	$181
Managed	1,086	852	356	375	355	322	307

Charge-off %:
Held	5.14%	3.89%	5.09%	5.28%	5.05%	4.43%	4.08%
Managed	5.38	4.71	5.13	5.59	5.43	4.90	4.81

Managed Delinquency %:
30+	3.63%	3.95%	3.63%	3.78%	4.16%	4.12%	3.95%
90+	1.66	1.68	1.66	1.76	1.95	1.75	1.68

Bank of America Corporation

Global Corporate and Investment Banking Segment Results

	Year-to-Date		Quarterly
	2002	2001	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01	3 Qtr 01
	(Dollars in millions)
Key Measures
Total Revenue*	$6,740	$7,195	$2,039	$2,362	$2,339	$2,390	$2,286
Provision for Credit Losses	683	794	203	216	264	498	292
Net Income(1)	1,494	1,521	428	562	504	435	491
Shareholder Value Added	515	416	107	237	171	102	136
Return on Average Equity	17.9%	15.1%	15.6%	20.3%	17.7%	14.2%	15.1%
Efficiency Ratio	55.5	55.8	58.3	53.9	54.8	56.6	53.9

Selected Average Balance
Sheet Components
Total Loans and Leases	$63,841	$85,897	$60,821	$63,926	$66,840	$71,711	$78,219
Total Deposits	64,393	67,288	66,166	63,770	63,212	66,076	68,472
Total Earning Assets	199,017	195,398	203,326	201,213	192,392	186,445	191,763

Global Corporate and Investment Banking Sub-Segment Results

	Year-to-Date		Quarterly
	2002	2001	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01	3 Qtr 01
	(Dollars in millions)
Key Measures
Global Investment Banking
Total Revenue*	$3,514	$4,128	$915	$1,256	$1,343	$1,259	$1,190
Net Income(2)	598	838	100	224	274	192	230
Shareholder Value Added	285	508	(8)	118	175	93	123
Efficiency Ratio	72.9%	67.7%	86.4%	70.6%	65.9%	74.9%	69.4%

Global Credit Products
Total Revenue*	$1,935	$1,958	$716	$658	$561	$726	$702
Net Income(3)	573	472	242	209	122	154	172
Shareholder Value Added	(52)	(266)	43	3	(98)	(67)	(64)
Efficiency Ratio	20.3%	22.9%	17.7%	20.5%	23.5%	19.4%	21.2%

Global Treasury Services
Total Revenue*	$1,291	$1,109	$408	$448	$435	$405	$394
Net Income(4)	323	211	86	129	108	89	89
Shareholder Value Added	282	174	72	116	94	76	77
Efficiency Ratio	61.0%	69.9%	66.5%	56.0%	61.0%	66.1%	65.2%

*	Taxable-equivalent basis
(1)	Includes goodwill amortization of $81 million in year-to-date 2001; $27 million in both the fourth and third quarters of 2001.
(2)	Includes goodwill amortization of $42 million in year-to-date 2001; $14 million in both the fourth and third quarters of 2001.
(3)	Includes goodwill amortization of $32 million in year-to-date 2001; $11 million in both the fourth and third quarters of 2001.
(4)	Includes goodwill amortization of $7 million in year-to-date 2001; $2 million in both the fourth and third quarters of 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

Asset Management Segment Results

	Year-to-Date		Quarterly
	2002	2001	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01	3 Qtr 01
	(Dollars in millions)
Key Measures
Total Revenue*	$1,799	$1,850	$581	$620	$598	$625	$610
Provision for Credit Losses	287	87	118	143	26	34	16
Net Income(1)	285	390	72	71	142	133	148
Shareholder Value Added	74	233	(4)	3	75	80	95
Return on Average Equity	15.9%	23.4%	11.3%	12.2%	24.9%	23.7%	26.4%
Efficiency Ratio	60.2	62.2	61.8	60.2	58.8	61.7	59.5

Selected Average Balance
Sheet Components
Total Loans and Leases	$23,596	$24,328	$22,964	$23,666	$24,171	$24,537	$24,631
Total Deposits	11,860	11,883	11,967	11,776	11,837	11,936	11,837
Total Earning Assets	24,213	25,515	23,566	24,266	24,822	25,285	25,820

Period end (in billions)
Assets under Management	$271.9	$281.8	$271.9	$295.2	$314.9	$314.2	$281.8
Client Brokerage Assets	87.1	93.6	87.1	90.5	96.6	99.4	93.6
Assets in Custody	42.1	43.1	42.1	41.0	46.0	46.9	43.1

Total Client Assets	$401.1	$418.5	$401.1	$426.7	$457.5	$460.5	$418.5

*	Taxable-equivalent basis
(1)	Includes goodwill amortization of $35 million in year-to-date 2001; $12 million in both the fourth and third quarters of 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

Equity Investments Segment Results

	Year-to-Date		Quarterly
	2002	2001	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01	3 Qtr 01
	(Dollars in millions)
Key Measures
Total Revenue*	($338)	$119	($230)	($82)	($26)	($90)	($60)
Provision for Credit Losses	—	—	—	—	—	9	—
Net Income(1)	(249)	(17)	(160)	(56)	(33)	(98)	(85)
Shareholder Value Added	(438)	(224)	(222)	(121)	(95)	(165)	(156)
Return on Average Equity	(15.6)%	(0.9)%	(30.5)%	(10.3)%	(6.4)%	(17.1)%	(13.7)%
Efficiency Ratio	(19.4)	127.6	(12.0)	(11.7)	(109.2)	(69.9)	(131.1)

Selected Average Balance
Sheet Components
Total Loans and Leases	$440	$487	$446	$448	$427	$444	$468
Total Deposits	—	17	—	—	—	—	—
Total Earning Assets	443	502	446	448	433	453	489

Period end
Investment Balances for Principal Investing	$5,429	$5,568	$5,429	$5,429	$5,513	$5,463	$5,568

*	Taxable-equivalent basis
(1)	Includes goodwill amortization of $6 million in year-to-date 2001; $2 million in both the fourth and third quarters of 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

Corporate Other Results(1,2)

	Year-to-Date		Quarterly
	2002	2001	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01	3 Qtr 01
	(Dollars in millions)
Key Measures
Total Revenue*	$1,004	$1,405	$393	$312	$299	$429	$572
Provision for Credit Losses	266	959	63	80	123	324	554
Net Income(3)	665	(855)	315	200	150	330	(1,000)
Shareholder Value Added	(525)	(579)	(76)	(222)	(227)	(64)	(118)

Selected Average Balance
Sheet Components
Total Loans and Leases	$64,111	$87,916	$73,218	$64,781	$54,125	$57,115	$75,214
Total Deposits	11,662	18,003	12,028	10,271	12,691	16,903	16,680
Total Earning Assets	143,103	143,815	158,036	138,750	132,241	145,361	141,847

*	Taxable-equivalent basis
(1)
Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group or otherwise acquired and held for asset/liability management purposes.

(2)
Results include provision for credit losses of $395 million and noninterest expense of $1.3 billion, both of which are related to the exit of certain consumer finance businesses in the third quarter of 2001.

(3)	Includes goodwill amortization of $29 million in year-to-date 2001; $3 million and $7 million in the fourth and third quarters of 2001, respectively.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

Net Charge-offs and Net Charge-off Ratios

	3Q01		4Q01		1Q02		2Q02		3Q02
	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio
	(Dollars in millions)

Commercial—domestic (1)	$412	1.26%	$714	2.33%	$370	1.29%	$383	1.38%	$240	0.90%
Commercial—foreign	57	0.89	60	1.00	49	0.90	119	2.23	148	2.77
Commercial real estate—domestic	4	0.07	17	0.29	14	0.25	8	0.14	6	0.12

Total Commercial	473	1.05	791	1.86	433	1.09	510	1.32	394	1.05

Residential mortgage	7	0.04	6	0.03	11	0.05	8	0.03	5	0.02
Home equity lines	4	0.07	5	0.10	8	0.15	7	0.12	5	0.08
Direct/indirect consumer	68	0.87	83	1.08	64	0.86	38	0.50	48	0.63
Consumer finance (2)	746	11.75	81	2.46	75	2.49	49	1.77	54	2.13
Bankcard	181	4.08	208	4.43	241	5.05	269	5.28	285	5.09
Other consumer domestic	11	n/m	18	n/m	7	n/m	7	n/m	11	n/m
Foreign consumer	1	0.21	2	0.25	1	0.16	—	—	2	0.32

Total Consumer (2)	1,018	2.27	403	0.97	407	0.99	378	0.84	410	0.85

Total Net Charge-offs (2)	$1,491	1.65	$1,194	1.42	$840	1.04	$888	1.06	$804	0.94

By Business Segment:
Consumer & Commercial Banking	$389	0.86%	$536	1.18%	$427	0.94%	$449	0.99%	$420	0.91%
Global Corporate & Investment Banking (1)	292	1.48	498	2.76	264	1.60	216	1.35	203	1.32
Asset Management	16	0.26	34	0.55	26	0.44	143	2.43	118	2.04
Equity Investments	—	—	9	7.76	—	—	—	—	—	—
Corporate Other (2)	794	4.19	117	0.81	123	0.92	80	0.50	63	0.34

Total Net Charge-offs	$1,491	1.65	$1,194	1.42	$840	1.04	$888	1.06	$804	0.94

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Fourth quarter 2001 includes $210 million related to Enron.
(2)
Third quarter 2001 includes $635 million related to the exit of certain consumer finance businesses. Excluding these net charge- offs, the ratios would be 1.75% for Consumer Finance, 0.85% for Total Consumer, and 0.95% for Total Net Charge-offs.

Bank of America Corporation

Nonperforming Assets

	3Q01	4Q01	1Q02	2Q02	3Q02

	(Dollars in millions)
Commercial—domestic	$2,705	$3,123	$3,207	$2,847	$3,132
Commercial—foreign	566	461	583	980	854
Commercial real estate—domestic	257	240	216	202	172
Commercial real estate—foreign	2	3	2	3	3

Total Commercial	3,530	3,827	4,008	4,032	4,161

Residential mortgage	491	556	477	503	585
Home equity lines	61	80	73	64	57
Direct/Indirect consumer	20	27	26	27	31
Consumer finance	9	9	8	8	8
Foreign consumer	8	7	9	8	7

Total Consumer	589	679	593	610	688

Total Nonperforming Loans	4,119	4,506	4,601	4,642	4,849
Foreclosed properties	404	402	391	297	282

Total Nonperforming Assets(1)	$4,523	$4,908	$4,992	$4,939	$5,131

Loans past due 90 days or more and still accruing	$691	$680	$662	$605	$726
Nonperforming Assets/ Total Assets	0.71%	0.79%	0.81%	0.77%	0.78%
Nonperforming Assets/ Total Loans, Leases and Foreclosed Properties	1.33	1.49	1.51	1.45	1.50
Nonperforming Loans/Total Loans and Leases	1.22	1.37	1.39	1.36	1.42
Allowance for Loan Losses	$6,665	$6,875	$6,869	$6,873	$6,861
Allowance / Total Loans	1.97%	2.09%	2.07%	2.02%	2.01%
Allowance / Total Nonperforming Loans	162	153	149	148	142

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)
Balances do not include $184 million, $221 million, $304 million, $1.0 billion and $1.3 billion of nonperforming assets included in other assets at September 30, 2002, June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001 respectively. In the third quarter of 2001, $1.2 billion of nonperforming subprime real estate loans were transferred to loans held for sale as a result of the exit of certain consumer finance businesses.